Income taxes	12 Months Ended
Jun. 30, 2024
Income Taxes [Abstract]
Income taxes	Income taxes
Accounting policy
(a)Current income tax
Current income tax assets and liabilities are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted at the reporting date in the countries where the Group operates and generates taxable income. Current income tax relating to items recognized directly in equity is recognized in equity and not in the statements of profit or loss.
Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.
Income taxes in Brazil and Colombia are paid by each legal entity on a stand alone basis.
(b)Deferred tax
Deferred taxes is provided using the liability method on temporary differences between the carrying amount of assets and liabilities and their tax basis.
Deferred income tax liabilities are recognized for all taxable temporary differences, except:
•When the deferred income tax liability arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss;
•With respect to taxable temporary differences associated with investments in subsidiaries, associates and interests in joint arrangements, when the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.
Deferred income tax assets are recognized for all deductible temporary differences, the carry forward of unused tax credits and any unused tax losses. Deferred income tax assets are recognized to the extent that it is probable that taxable profit will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilized, except:
•When the deferred income tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss
•In respect of deductible temporary differences associated with investments in subsidiaries, deferred income tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.
The carrying amount of deferred income tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilized.
Unrecognized deferred income tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred income tax asset to be recovered. In assessing the recoverability of deferred income tax assets, the Group relies on the same forecast assumptions used elsewhere in the financial statements and in other management reports.
The benefits of uncertain tax positions are recorded only after determining, based on the position of its internal and external legal advisors, a more-likely-than-not probability that the uncertain tax positions will withstand challenge, if any, from taxing authorities.
Deferred income tax assets and liabilities are offset where there is a legally enforceable right to offset current tax assets and liabilities and where the deferred tax balances relate to the same taxation authority.
Critical accounting estimates and judgments
Significant judgements, estimates and assumptions are required to determine the amount of deferred income tax assets that are recognized based on the likely timing and the level of future taxable profits, together with future tax planning strategies.
The Group applies significant judgement in the assessment of the realization of deferred income tax assets through the assessment of the Group's ability to generate sufficient future taxable profits and the implementation of the tax planning strategies to support the realization of the existing deferred income tax assets.
(a)Reconciliation of income taxes expense

	2024	2023	2022

Profit (loss) before income taxes	(810,623)	(390,937)	140,424
Statutory rate (i)	34%	34%	34%

Income taxes at statutory rate	275,612	132,919	(47,744)

Unrecognized deferred income tax asset	(305,270)	(193,898)	(7,055)
Difference from income taxes calculation based on taxable profit computed as a percentage of gross revenue	(50)	10,822	7,080
Deferred income taxes over goodwill tax recoverable	(1,514)	(3,897)	—
Tax benefit (ii)	71,130	244,718	15,066
Other	(14,290)	(18,407)	(9)

Income tax expense	25,618	172,256	(32,662)
Income tax and social contribution effective rate	(3.16)%	44%	23%

Current income taxes	14,720	37,499	(111,409)
Deferred income taxes	10,898	134,757	78,747
(i)The effective tax rate reconciliation considers the statutory income taxes rates in Brazil, due to the significance of the Brazilian operation when compared to Colombia. The difference to reconcile the effective rate to the Colombian statutory rate (35%) is included in others.
(ii)This amount reflects the tax benefit from the deduction of the ICMS tax benefits in the calculation of the income tax (See Note 10).
The Group has accumulated tax loss carryforwards in some subsidiaries in the amount as of June 30, 2024 of R$547,354 (R$187,310 for June 30, 2023) for which a deferred income tax asset was not recognized and are available indefinitely for offsetting against future taxable profits of the companies in which the losses arose. Deferred income tax assets have not been recognized with respect of these losses as they cannot be used to offset taxable profits between subsidiaries of the Group, and there is no other evidence of probable recoverability in the near future.
(b)Deferred income taxes balances
Deferred income taxes by nature

	2024	2023

Deferred income tax assets
Amortization of fair value adjustment	36,328	66,065
Tax losses	215,336	125,338
Allowance for expected credit losses	38,323	49,026
Adjustment to present value	32,717	61,558
Allowance for inventory losses	4,559	3,841
Financial effect on derivatives	3,849	14,265
Fair value of commodity forward contracts	13,923	67,521
Unrealized exchange gains or losses	5,202	2,917
Unrealized profit in Inventories	22,156	11,121
Amortized right-of-use assets	20,320	24,144
Provision for management bonuses	17,478	22,182
Other provisions	9,434	19,884
	419,625	467,862

Deferred income tax liabilities
Adjustment to present value	(23,571)	(47,336)
Financial effect on derivatives	(6,343)	(15,733)
Fair value of commodity forward contracts	(30,747)	(36,179)
Unrealized exchange gains or losses	(2,742)	(10,535)
Amortized right-of-use assets	(12,257)	(17,871)
Deferred income tax on goodwill	(1,892)	(8,394)
Amortization of fair value adjustment	(1,083)	(10,146)
Other provisions	(12,505)	(4,937)
	(91,140)	(151,131)

Deferred income tax , net	328,485	316,731
Deferred income taxes balances net by entity

	2024	2023

Deferred income tax assets	340,909	329,082
Deferred income tax liabilities	(12,424)	(12,351)

Deferred income tax, net	328,485	316,731

Deferred income tax and social contribution

At June 30, 2022	193,495

Recognized in the statements of profit or loss	128,362
Deferred income tax from acquired companies	(5,126)

At June 30, 2023	316,731

Recognized in the statements of profit or loss	11,754

At June 30, 2024	328,485
The aging analysis of net deferred income tax is as follow:

	2024	2023
Up to 1 year	113,149	185,123
Over 1 year	215,336	131,608

Total	328,485	316,731